SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 15, 1996


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                     (re EQCC HOME EQUITY LOAN TRUST 1996-3)
        (Exact name of registrant as specified in governing instruments)

                              33-99344
   Delaware                   33-99344-01                   59-3392265
(State or other            (Commission File                (IRS Employer
jurisdiction of                 Number)                    Identification
 organization)                                                  No.)

10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (904) 987-5000



          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2

Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.         Financial Statements and Exhibits.

                (a)      Financial Statements - Not Applicable

                (b)      Pro Forma Financial Information - Not Applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                                                 Sequentially
        Exhibit                                                                                  Numbered
        Number                              Exhibit                                              Page
+  1.1 (A)            Underwriting Agreement dated as of August 7, 1996                               5
                      among  EQCC Asset  Backed  Corporation,  EQCC  Receivables
                      Corporation, CS First Boston Corporation, Salomon Brothers
                      Inc and Lehman Brothers Inc.

+  1.1 (B)            Representations Letter dated as of August 7, 1996                              33
                      among  EquiCredit   Corporation  of  America,   EquiCredit
                      Corporation/Ala.     &    Miss.,     California/EquiCredit
                      Corporation,  EquiCredit  Corporation  of In.,  EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, CS First
                      Boston  Corporation,   Salomon  Brothers  Inc  and  Lehman
                      Brothers Inc.

+  4.1 (A)            Pooling and Servicing Agreement, dated as of August 1,                         50
                      1996, among EquiCredit Corporation of America, as
                      Servicer, EQCC Asset Backed Corporation, EQCC
                      Receivables Corporation and First Bank National
                      Association, as Trustee.

+      10.1           Transfer Agreement dated as of August 1, 1996                                 603
                      among EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, EQCC
                      Asset Backed Corporation and EQCC Receivables
                      Corporation.

+      10.3           Custodial Agreement dated as of August 1, 1996 among                          941
                      EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit Corporation,
                      EquiCredit Corporation of In., EquiCredit Corporation of Pa.,
                      EquiCredit Corporation of SC, EQCC Receivables
                      Corporation, EQCC Asset Backed Corporation, First Bank
                      National Association, as Trustee, and The First National Bank
                      of Boston, as Custodian.

+ Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool have been filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]

                                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQCC RECEIVABLES CORPORATION



August 29, 1996                         By: /s/ Terence G. Vane, Jr.
                                            Terence G. Vane, Jr.
                                            Vice President and
                                            Associate General Counsel


                                        EQCC ASSET BACKED CORPORATION



August 29, 1996                         By: /s/ Terence G. Vane, Jr.
                                            Terence G. Vane, Jr.
                                            Vice President and
                                            Associate General Counsel
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